Exhibit 32

                            CERTIFICATION OF OFFICERS
                       OF NESS ENERGY INTERNATIONAL, INC.
                          PURSUANT TO 18 USC & 1350
                             AS ADOPTED PERSUANT TO
                               SECTION 906 OF THE
                                SARBANES - OXLEY
                                   ACT OF 2002

I hereby certify that the accompanying report on Form 10-Q for the period ended
June 30, 2002, and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934
(the "Report") by Ness Energy International, Inc. fully complies with the requirements of that section.

I further certify that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

s/s  Sha Stephens
     Sha Stephens, President
     And Chief Executive Officer

s/s  Bob Lee
     Bob Lee, Chief Financial Officer